Davis New York Venture Fund, Inc.
                   Supplement Dated February 19, 1997
                            to the Prospectus
                        dated December 1, 1996

Paragraphs 3 and 4 in the "Adviser, Subadviser and Distributor" section on page 9 are revised to read as follows:

     Christopher C. Davis is the portfolio manager for the Fund and other equity funds managed by the Adviser. He was co-portfolio manager of the Fund, with Shelby M.C. Davis, from October 1, 1995 until February 19,
1997. Prior to his responsibilities as co-portfolio manager, Christopher C. Davis worked closely with Shelby M.C. Davis as an assistant portfolio manager and research analyst beginning in September, 1989.

     Shelby M.C. Davis is Chief Investment Officer of the Adviser. As Chief Investment Officer, he is active in providing investment themes,
strategies and individual stock selections to the Fund.   He was the Fund's
primary portfolio manager from its inception in 1969 until February 19, 1997. He is a director and officer of all investment companies managed by the Adviser and was the portfolio manager of a growth and income fund managed by the Adviser from May 1, 1993 until February 19, 1997. He has been a director of the Adviser's general partner Since 1969.

Section (vii) Sales at Net Assets Value on page 13 is revised to read as follows:

     (vii)  Sales at Net Asset Value:  The sales charge will not apply to:
(1) Class A shares purchased through the automatic reinvestment of dividends and distributions (see "Dividends and Distributions"); (2) Class A shares purchased by directors, officers and employees of any fund for which the Adviser acts as investment adviser or officers and employees of the Adviser or Distributor including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (3) Class A shares purchased by any registered representatives, principals and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) initial purchases of Class A shares totaling $250,000 or more by a registered investment adviser on behalf of a client for which the adviser is authorized to make investment decisions or otherwise acts in a fiduciary capacity; (6) Class A shares purchased by any single account covering a minimum of 250 participants and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue
Code or a plan established under section 403(b), 457 or 501(c)(9) of such Code or "rabbi trusts"; (7) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; and (8) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency. Investors may be charged a fee if they effect purchases in fund shares through a broker or agent. The Fund may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company.